Exhibit 24.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-3 (File Numbers 333-09917, 333-10117 and 333-47098) and Forms S-8 (File Numbers 333-09911, 333-09909 and 333-46086).


                                        /s/ ARTHUR ANDERSEN LLP
                                        -------------------------------
                                        ARTHUR ANDERSEN LLP


Phoenix, Arizona
  December 15, 2000.